   As filed with the Securities and Exchange Commission on October 15, 1997.

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 15, 1997


                            EXCEL REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                      1-12244                 33-0160389
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


    16955 VIA DEL CAMPO, SUITE 100
        SAN DIEGO, CALIFORNIA                                      92127
(Address of Principal Executive Offices)                        (Zip Code)


                                 (619) 485-9400

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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         This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a
Maryland corporation, in connection with the matters described herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The exhibits listed in the following index relate to the Registration Statement (No. 333-24615) on Form S-3, as amended, of the Registrant and is filed herewith for incorporation by reference in such Registration Statement.

        (c)  Exhibits.

             1.01 Underwriting Agreement dated October 9, 1997 between Excel Realty Trust, Inc., Merrill Lynch & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

             1.02 Terms Agreement dated October 9, 1997 between Excel Realty Trust, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, Salomon Brothers Inc., Smith Barney Inc. and UBS Securities LLC

             4.01 Form of Global Note under and pursuant to that certain Indenture, dated as of May 8, 1995, between Excel Realty Trust, Inc. and State Street Bank and Trust Company of California, N.A. (as successor to the First National Bank of Boston) as amended, modified and supplemented by the First Supplemental Indenture dated as of April 4, 1997 and the Second Supplemental Indenture dated as of July 3, 1997
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 1997                  EXCEL REALTY TRUST, INC.

                                        By: /s/ RICHARD B. MUIR
                                            ----------------------------
                                                Richard B. Muir
                                                Executive Vice President
                                                and Secretary


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                                 EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION                                           PAGE
-----------                   -----------                                           ----
   1.01        Underwriting Agreement dated October 9, 1997 between Excel Realty
               Trust, Inc., Merrill Lynch & Co., and Merrill Lynch, Pierce,
               Fenner & Smith Incorporated

   1.02        Terms Agreement dated October 9, 1997 between Excel Realty Trust,
               Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
               Smith Incorporated, Prudential Securities Incorporated, Salomon
               Brothers Inc., Smith Barney Inc. and UBS Securities LLC

   4.01 Form of Global Note under and pursuant to that certain Indenture, dated as of May 8, 1995, between Excel Realty Trust, Inc. and
               State Street Bank and Trust Company of California, N.A. (as successor to the First National Bank of Boston) as amended, modified and supplemented by the First Supplemental Indenture dated as of April 4, 1997 and the Second Supplemental Indenture dated as of July 3, 1997